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                                                                    EXHIBIT 32.3

                    CERTIFICATION OF CHIEF ACCOUNTING OFFICER
     PURSUANT TO RULE 13A-14(b) OR RULE 15D-14(b) AND 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of The Meridian Resource Corporation (the "Company") for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Lloyd V. DeLano, Chief Accounting Officer of the Company, certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2005

                                    /s/ Lloyd V. DeLano
                                    ---------------------------
                                    Lloyd V. DeLano
                                    Chief Accounting Officer

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